QUESTION AND ANSWER


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Operator


(OPERATOR INSTRUCTIONS). Harsh Kumar, Morgan Keegan.


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Harsh Kumar - Morgan Keegan - Analyst


I want to congratulate you guys. Despite a tough economy, I think your business model is pretty solid and you're managing the business well. Congratulations on that. I just want to ask a couple of quick questions. You talked about general environment and that things are worse clearly in the U.S. Could you give us some more color? Is there any one area that is a little bit worse than the other within consumer or computing? Possibly also maybe talk a little bit about geography, high-end versus low. Anything you could help us would be helpful.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Thank you for the comment. And I will get Mark to answer you those marketing questions.


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Mark King - Diodes Inc. - SVP Sales and Marketing


I would say we have a traditional seasonality in the Asian market in computer and consumer. I would say the downturn is a little bit more severe this year and maybe just a little more unsure if people are being more cautious.

In North America I think we see generally a soft market, a very conservative distributor network and so forth being very cautious about where the demand is going. But overall we see the POS trend is relatively flat. It is more concerned with -- people are more concerned with inventory reduction and making sure that they have a lot of flexibility in that area.


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Harsh Kumar - Morgan Keegan - Analyst


Got it. So you're saying the end follow through is sort of pretty decent still?


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think it is reasonable. I don't think there's any significant fall off. I think it is more in that POP area and so forth. But I think we have a little bit more exaggerated seasonality due to the economic climate and a lot of uncertainty and people being risk evasive.


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Harsh Kumar - Morgan Keegan - Analyst


Then just as a follow-up to that, are you seeing any signs of return, possibly second quarter is better for you guys? Is there any encouragement that you're seeing from the end markets about the length of the downturn, or however you want to look at the soft spots?


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think in North America and Europe it is very hard to say which way it will go. We would expect some uptick in the Asian market in the computer and the consumer market, but that is still relatively uncertain based on macroeconomic conditions.


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

Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


From the Diodes point of view, we have a great amount of new product, new design wins. We're ramping up the new models, which typically started in the second quarter. So we were affected by the [make-wholes], but at the same time the new product design wins [when viewed] in the last several quarters will help us.


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Harsh Kumar - Morgan Keegan - Analyst


I appreciate the color. Last question for me. Margins of 33.5 are pretty good. Is there any room from here on out as the year goes on and supposedly things get better, can the margin ramp up or is this the high we should be thinking about?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


This is very difficult. We continue to do our best to improve our efficiency and our profitability. But unfortunately a lot of times the product mix will change that effort. Therefore, for us it is very difficult to predict in the future. But we continue putting effort on manufacturing efficiency, improving [EO], and reduce the cost. That is continuing. It just a lot of time was affected by the ASP and the product mix.


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Operator


Shawn Harrison, Longbow Research.


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Shawn Harrison - Longbow Research - Analyst


First question just has to deal with the weakness in the foundry and the subcontracting business. If you could just remind me what percentage of sales those two pieces represent.


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Carl Wertz - Diodes Inc. - CFO


We have never really published that percentage.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


We never break it out, but our wafer fab in Kansas City produce the wafers for ourselves at the same time we do foundry business for other people. Through the years our objective is gradually move -- reduce that foundry business to internal usage. So actually in just the fourth quarter, as Mark was talking about, it went down. While we have some growth in the first quarter, actually that foundry business it went down 23%. First quarter it went down significantly. We're not again -- but our objective is always try to, at the end, yield that capacity for ourselves.


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Shawn Harrison - Longbow Research - Analyst


Maybe just on the foundry business or the subcontracting business and the margin profile, is that -- is it lower than the corporate average, in line with the corporate average? I am just trying to get an idea of gross margins holding steady here in the first quarter in light of a greater than expected revenue fall off, or is maybe something else at work, such as an increasing contribution from the new product sales?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


We did what we needed to know because these numbers, because this is custom business and we are just doing the packaging for some of our customers. We really do not disclosure the gross margin.


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Shawn Harrison - Longbow Research - Analyst


Then just as a follow-up, new products were 40% of sales this quarter. Was it 32% last quarter? Is that the correct number?


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

Mark King  - Diodes Inc. - SVP Sales and Marketing


I believe right in there. I think it was 34. And I don't that figure right now.


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Carl Wertz  - Diodes Inc. - CFO


33.5% a year ago.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


33.5 a year ago.


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Shawn Harrison - Longbow Research - Analyst


Should we expect that number to increase further here in the March quarter and then into 2008, or kind of hold steady around this 40% range?


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Mark King  - Diodes Inc. - SVP Sales and Marketing


I think you'll start to see it drop some, because some of the product is starting to age in groups. We don't see any margin -- we don't see any negative affected, but we have a long lifecycles on our products and sometimes a long digestive period to get them into the line. I think you might actually see that new product revenue percentage decrease, but no major effect on the overall margin percentage and other things. These are long-lasting products. Some of them are just trying to mature at that time -- into big numbers at the time that they're going to expire are basically classification.


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Shawn Harrison - Longbow Research - Analyst


Then two quick follow-ups.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Clearly it is the classification only. For our standard product the gross margin decrease is not very significant from new product versus the old product. Just the way we decided three years from the time we release production we think that two years we call new product. After three years we call old product.


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Shawn Harrison - Longbow Research - Analyst


Two quick follow-ups. ASP trends, have you seen any abnormal pricing pressure here in the first quarter? And then also just how much, since we are into the second week of February, how much backlog coverage do you have of the quarter? Is essentially the quarter covered right now in terms of what you're seeing in the backlog?


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think there is obviously in softer periods we are going to have more than normal ASP pressure. I think we're seeing more ASP pressure probably in North America right now than we have see in Asia, but it will be more than the normal rate.

Regarding backlog, it is very turns oriented environment. And actually it was a turns oriented environment in the fourth quarter also. So as people got more -- as people get more and more concerned about the economy, they're less willing to give long -- establish a long-term position. It is a very -- this is a marketplace what everyone needs to be very aggressive and very attentive to capturing every order.


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Shawn Harrison - Longbow Research - Analyst


What are leadtimes right now in just a general range sense for you?


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think it is very product dependent, but we're very capable -- we still maintain high utilization rates, but we're very capable of adjusting those utilization rates to capture business.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


We always -- I think I mentioned to several investors before, the way we view our business, we view the die inventory during the finished wafers in front of packaging. And best it can reduce the leadtimes, because most leadtimes is coming from the wafer process instead of packaging.

Fortunately, our wafer cost is much lower relative to other company's products. Therefore, we are able to [fill in] the wafer inventory, called die bank in front assembly to significantly reduce our leadtime. That is reason we have very detailed (inaudible) because we can turn the product very quickly, especially with our very big manufacturing packaging capacity.

I mentioned to several investors before, it is easy for us to the turn the product in a very short period of time to meet our customers' demand. Therefore, typically customers don't give us very long leadtime orders. When they need it, they call us, we ship it.


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Operator


Kevin Rottinghaus, Cleveland Research.


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Kevin Rottinghaus - Cleveland Research - Analyst


On utilization is there any net change quarter over quarter or are you keeping it relatively flat?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Relatively flat.


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Kevin Rottinghaus - Cleveland Research - Analyst


What are your plans for internal inventory? Do you plan to build in the first half of the year then?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Yes. That is the way we do when the business slow down we keep our fab loaded by building the wafer for the wafer bank. And when the uptick come in, we are in position to support a customer right away. That is always our biggest model. If you go back to history, 1Q typically we will be building up the wafer bank.


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Kevin Rottinghaus - Cleveland Research - Analyst

Maybe for Mark. Weakness that you mentioned from the macro-environment, are you seeing actually any order cuts or changes to forecasts, or is it just short visibility, increased customer caution? Are you actually seeing any changes in changes to forecasts?


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Mark King - Diodes Inc. - SVP Sales and Marketing


Not really. We may have seen these forecasts coming, but I don't think we're seeing -- there's not like a dramatic cancellation hitting our fax machine all day long.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


No.



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Mark King - Diodes Inc. - SVP Sales and Marketing


I think you're saying again the pipeline orders from distributors being cut back. You might be seeing shorter windows on pipeline orders and so forth. But I don't think we're seeing any dramatic cutbacks. I think people are more cautious on their order in rather than what they have already got in place.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


It is just the same when you're talking about the very short leadtime, typically people won't give you double order. We won't have double order problem, therefore we don't see the cancellation problem. That is one advantage of very short leadtime.


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Kevin Rottinghaus - Cleveland Research - Analyst


Mark, I think you made a comment on channel inventories. Maybe you could give us any more color you have there.


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think actually the channel inventory is pretty clean. I did mention that it upticked slightly in North America in Q4. But I think it is negligible. I think Europe is very solid, and I think our Asia position -- our Asia -- our inventory always goes up at the end of Q4, because it goes down so dramatically in Q3. Because that is -- the mid part -- the last two months of Q3 and the first two months of -- or the first month of Q4 are the hottest periods, so we squeeze everybody's inventory down. It was natural for it to rise in Q4.


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Kevin Rottinghaus - Cleveland Research - Analyst


On the handset market, it sounds like -- you said you have initial orders into one customer and design wins at another. Are you getting orders across all three platforms at this point or is there just one? And when do you expect the orders to start to come in for your new Asian customer there?


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Mark King - Diodes Inc. - SVP Sales and Marketing


I think we're seeing some of the initial orders on some of these platforms. These are the newer -- some of these programs were on the newer platform so they haven't ramped to full production. And we're a new supplier, so we expect in the early stages to have minor shares. But it has been our history that we take minor shares and advance those into full shares over a period of time.

I really can't give a revenue flow on these yet. But these are very nice position wins for us, for our long-term development. The orders initially have been quite small, but we expect significant rollout as we approach the third and fourth quarter.

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Kevin Rottinghaus - Cleveland Research - Analyst


Last question on OpEx. Could you give us some direction on how we should expect OpEx for first quarter? And then he had a 3.5% for R&D. Is that on a quarterly basis or is that on an annual basis? How should we expect it to go for 1Q and then total OpEx for full year?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Actually -- It is 3.5 for -- our 4Q is the 3.6%, and so 3.5 is the average. Our 3Q is 3.4. But if you look at it, it is not really a significant increase from a percentage point of view. Now with 1Q for our R&D expense either will be spread or very slightly down. But because the revenue increase the percent will be increased. But from the total amount point of view it will be either flat or slightly down.


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Kevin Rottinghaus - Cleveland Research - Analyst


Then how about SG&A?


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Carl Wertz - Diodes Inc. - CFO


SG&A should be fairly consistent with the fourth quarter. We put some pretty good controls in place.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Our SG&A had been controlled quite steady. So it is somewhere like fourth quarter is 13.7%. You can see through the whole year it is quite steady. Then again we don't see a major increase. We will probably stay the same thing. Keep (inaudible), except some sales increase typically in the 1Q, you have some operations like Taiwan and China. Their sales increase. U.S. is in the summer. You would really. other than that, you won't see any increase.


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Mark King - Diodes Inc. - SVP Sales and Marketing


No, there is no significant change. We will probably be in the 13.7 and maybe 14% range due to the lower revenues in the first quarter.


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Operator


Steve Smigie, Raymond James.


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Steve Smigie - Raymond James - Analyst


The numbers you're quoting on the SG&A and R&D, is that including or excluding the option expense effects?


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Carl Wertz  - Diodes Inc. - CFO


That is including.


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Steve Smigie - Raymond James - Analyst


You have a couple of large customers. If any one of those had somewhat mediocre performance in 2008 would you guys still be able to grow pretty healthfully despite that? I was just curious about the impact of significant customers on you in '08.


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Mark King  - Diodes Inc. - SVP Sales and Marketing

I think we should be able to continue to grow.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Yes. You know, our growth is -- a lot of them is due to the new product, new design wins, new customer. Yes, some are the old customer who continue to grow, but a lot of our growth is going to be coming from new design wins. Not just like the cell phone, Tier 1 cell phone, those will start ramping up in 2008, and that will be new revenue for us. And this is just one of examples, so the new design wins is what is helping us.


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Carl Wertz - Diodes Inc. - CFO


Also, we don't have a heavy concentration of any one customer. We don't have any customer greater than 10% of revenues too, so we're pretty diversified.


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Steve Smigie - Raymond James - Analyst


As I look at second quarter, I know you're not getting guidance for it, but can you give any sense at this point if there is any reason why you wouldn't have a seasonal recovery going into Q2? Is it unreasonable to think you would grow sequentially in Q2 relative to Q1, particularly given the lower Q1 numbers?


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Mark King - Diodes Inc. - SVP Sales and Marketing


My answer to that would be that I think it would be bold to make too many estimates based on what is going on around us. But that we do expect normal seasonality shifts going into the second quarter. There's nothing that has told us that that would not happen yet.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Nothing tell us that won't happen yet. That is really the best way to answer.


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Steve Smigie - Raymond James - Analyst


Similarly on gross margin, looking out to Q2 I see your revenues dropped here, so I have to imagine there might be some utilization impact, unless you're running more product at lower margin. But as we go into Q2 it would seem that gross margin might also move up sequentially as well. Would that be the right way to think about that?


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Carl Wertz - Diodes Inc. - CFO


I think we really don't do quarter by quarter, and we don't really go out beyond the next quarter. But for the whole year we have a lot of opportunities. We have brought a lot of internalization of the analog in-house. We're doing more internalization of our wafer internally being packaged in China. We're looking for all efficiency betterment. If the market holds solid then we should continue to outperform the market.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


The key thing really is ASP. If the market holds, but the problem is typically started to have the new model -- new model year for another consumer market, and they always like to negotiate the price. And you just need to make sure your cost reduction effort can exceed the ASP drop. Then you're okay. Or the product mix give you gross margin improvement. But at this moment since there are so many factors going on, and you know we are very conservative, but we really don't want to tell you anything -- say one way or the other.


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Carl Wertz - Diodes Inc. - CFO

We've got a pretty good, solid track record in utilization of our expansion. We have given you some guidance for the year. We will continue to monitor that. We will try and do our best to keep utilization rates as high as we can. So like Dr. Lu said, if the market holds good, it is all based on pricing, our cost reduction should stay ahead or are equal to the curve in ASP. All indications are we should be able to squeeze a little bit by the end of the year.


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Steve Smigie - Raymond James - Analyst


The last question is just sometimes when things slow down a little bit, you guys will either be a little bit more proactive about going in and getting some extra business. Maybe you just take in a better environment, but have you done any of that? Is any of that in Q1 guidance, or is that something that you might do throughout the quarter that might maybe help revenue a little bit?


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Carl Wertz - Diodes Inc. - CFO


We take all strategies into consideration. We constantly are managing the requirements of our revenue versus our utilization and our customer opportunity.


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Mark King - Diodes Inc. - SVP Sales and Marketing


Remember, we're focused on gross profit dollar improvement. And if we have to sacrifice a little margin percent we will do that if they're getting new additional gross profit.


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Operator


Chris Chaney, Stanford Group.


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Chris Chaney - Stanford Group - Analyst


Nice quarter guys for Q4. I have a couple of questions here. First, on -- could you remind as on how you define new products? Are devices introduced in the past year or two?


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Mark King - Diodes Inc. - SVP Sales and Marketing


Three years from release.


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Chris Chaney - Stanford Group - Analyst


When I look at your R&D, or your R&D budget for 2008 versus 2007, basically what portion of R&D do you allocate to the development of new products, one-third, two-thirds, any idea there?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Actually if you go to look at it, the R&D has three portions. One is R&D for wafer. Then it is R&D for packaging. And then R&D for product, and that product is separated into discrete and analog. Obviously, for analog it take a [little bit] bigger R&D money from design point of view than discrete. The majority of R&D money is in the product. Now because I think I mentioned that to some investors before, to do the R&D for the packaging it will not take that much money, because it was done in China, and so the cost is fairly easy to control. Now we don't really spend a lot of money for process because that is not where our daily competition is, therefore most R&D money will be in product design, in the product area.


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Chris Chaney - Stanford Group - Analyst

I understand. Now in the utilization I had a question about utilization between your -- both in the fab and in the packaging facility. What would your utilization be in those two? I am just curious?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Again, our fab capacity typically is somewhere around 80 something.


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Mark King - Diodes Inc. - SVP Sales and Marketing


We are in the high 80s percent in the fab and --.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


And the packaging typically we keep very, very full. I think we mentioned that before. We are very careful to add in the capacity in the packaging, because the money -- I mean the installation you don't need to put a big chunk. You can put a small line by line and therefore you can increase that capacity whenever you see you need. Since we continue to grow, if you continue to grow then whatever you put in, you're going to be fully utilized. Then we predict how much we needed for next quarter, then we decide -- the leadtime for put in the line typically is not that lot either, and therefore we want get into that capacity issue for the packaging.


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Chris Chaney - Stanford Group - Analyst


Now you produced about 15 billion units in 2007. So that is about what 1.25 billion per month. I think earlier in the year you said that your goal by year-end would be around 1.2 billion. So you seem to have actually slightly exceeded that. I'm wondering do you have a goal for mid or maybe year-end '08 in terms of units per month run-rate? And how will not be affected if you do an acquisition? Can you effectively or quickly put on new capacity in that packaging facility to take advantage of that?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Number one, all our assumptions is -- we don't put into the capacity assumption for acquisitions. Because until we really nail on to the one we really nail down, we stop. Now after we announce the acquisition then the capital -- the leadtime to extend that capacity won't be that long. We had enough time to react. And so typically you don't need to worry about it until -- we don't really need to worry about the capacity to support our M&A targets until we get agreement and make announcement. Then you give me two, three months or three, four months to install the capacity, and depending on what kind of capacity is needed to support it.


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Chris Chaney - Stanford Group - Analyst


Execution has been grade so far, so thanks so much. That is all I have. Thanks.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


You are asking about end of year. Our target is somewhere around 1.7 billion units.


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Chris Chaney - Stanford Group - Analyst


1.7 billion. Wow. Okay.


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Mark King - Diodes Inc. - SVP Sales and Marketing

That's the run-rate at the end of the year.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Yes, that is end of the year. So the total year won't be that, but the end of the year is 1.7 billion units. Yes. Remember, I kept telling everybody the value of our Company and the value proposition of our Company is the packaging. And the reason we are able to gain the market share is we have a very, very big capacity and very, very easy flexible, can turn around to support a customer. And we don't put the customer on [other] location because we have enough capacity to support everybody's needs.


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Carl Wertz - Diodes Inc. - CFO


We did mention that we expect to have about a 12% of CapEx of revenue. And that is pretty much in line with what we did in '07 as well. We tried to show you where we will be.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Now if we get acquisition, you know it would a different story. Because then we need to look at addition need and then put additional money in there.


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Operator


Ramesh Misra, Collins Stewart.


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Ramesh Misra - Collins Stewart - Analyst


My first question was in regards to the acquisitions. Can you give us an indication of what size of acquisitions are you looking for? Are you looking for multiple small acquisitions or maybe just one larger acquisition?


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


I don't know how you define large or small, but I think somewhere I tell everybody I'm looking at somewhere about revenue-wise $100 million to $400 million. It is $300 million maybe. We don't look for bigger than our revenue. But we really don't want to look at $20 million, $30 million. That is too small. So if you want to look at it, it was somewhere around say $100 million to $300 million.


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Carl Wertz - Diodes Inc. - CFO


Definitely sizable.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO

It is sizable. That is what we're looking for.


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Ramesh Misra - Collins Stewart - Analyst


Got it. When you acquired Anachip, Dr. Lu, that was -- you were able to get away with, I think, one time sales of probably even less than 1 times sales. I mean just looking at the analog portion of it.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO

You still remember that number. That's good.


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Ramesh Misra - Collins Stewart - Analyst


Are evaluations in the market out there today comparable to where they were at that point, or do you think you might have to pay a little premium for that?


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Carl Wertz - Diodes Inc. - CFO


That was a good deal for Diodes. I'm not sure valuations are reflecting less of one times revenue. So there would definitely be a little bit of a premium paid.


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Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


It depends on the company. The reason we, in Anachip, we are able to do that is don't forget that company, the past 12 months before we negotiated they actually lose money. Now after we take over we put a lot of effort, turn around the company, and making the profit. But before we take over the past 12 months of that company is actually negative.


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


We brought a lot of synergies to that company that they couldn't have gotten on their own.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


So now depending on the company we buy, if that company is making profit then I don't think you can put that investment there [than] revenue to buy it. You need to probably pay higher. It depends on the company. If they're making more growth, they're making profit, more profit, (inaudible).


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


The key, again as Dr. Lu's statement, whatever we do it must be accretive to earnings within 12 months.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Yes, it needs to be that. So that requirement makes me a little bit tough to find the right target. Because we do have acquisition criteria. I think I mentioned -- I shared with you on those before. Those criteria makes our acquisition tough, but we want to make sure it is really the best, best benefit for our shareholders. We will not -- you can rest easy. I'm not going to spend the money just for the acquisition. Just because we have money, so we want to acquisition. Let's spend it. I watch it to make sure it is accretive within 12 months.


--------------------------------------------------------------------------------
Ramesh Misra - Collins Stewart - Analyst


In terms of your China facilities, specifically the one in Shanghai, if I remember correctly what about -- are you running out of physical space over there? Do you --?


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


You're right. But our landlord is going to build the next building next to our building, and even put a bridge between these two buildings. So you have a good memory.

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


That is all part of our CapEx too. As we need more space, we will go out and lease more building. And while we are ordering equipment they're building the building.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Remember when I say -- I said we added one line after the floor is full, then we go to next floor. And unfortunately we already used the last floor. So now our landlord is already in agreement. We already have an agreement with them. She is going to construct the next building, just next to one we have in Shanghai -- the one. And actually going to be much bigger. Right now I think we're talking about four or five floors and two extra sides. And then we're going to even build some bridge between these two buildings, so people can walk between the buildings without going off the floor.


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


For the decade we have been expanding over there, additional buildings, additional equipment has not been an issue. (multiple speakers).


--------------------------------------------------------------------------------
Ramesh Misra - Collins Stewart - Analyst


Carl, in regards to the tax rate, I know that there is some plans under way to actually start raising taxes in China. But I think you have some benefits of tax holidays. Are there are any concerns about being able to maintain the current tax rates for the foreseeable future?


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


I think we indicated that we expect the 2008 tax rate to be in the mid teens, which is a little bit higher than our current 2007 tax rate. And I think our actual tax rate in the fourth quarter is like 10.2 or 10.8%. I may have said 11 when I was talking earlier. But overall we did put a little cushion in there that we do feel that there is some potential for greater taxes in China. That is a given. They are restructuring. We probably won't see the same type of tax holidays and benefits we have had in the past. However, we are doing tax planning initiatives worldwide, so we will do our best to keep that number as low as we can possibly do.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


(multiple speakers) in 2008.


--------------------------------------------------------------------------------
Ramesh Misra - Collins Stewart - Analyst


I'm sorry. Say that again, Dr. Lu.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


I said in 2008 our tax holidays is not expiring.


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


It is grandfathered in as far as we know.


--------------------------------------------------------------------------------
Ramesh Misra - Collins Stewart - Analyst


In regards to tax rate in Europe, I presume that would be -- that is significantly higher than what you have out in China, or maybe even in --?

--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


Europe is definitely greater than Asia, the China tax rate in particular. I think you just need to take a look at the mid teen range, and you have known us for years, and that is always the most difficult one to forecast for us.


--------------------------------------------------------------------------------
Ramesh Misra - Collins Stewart - Analyst


My final question was in regards to some of these integrated devices -- Mark, this may be for you. You talked in the past about potentially introducing integrated, almost system and package kind of devices which include both analog and discrete devices on the same package. Can you give us an idea of what you current thoughts are as to when that starts happening, and what is a gross margin profile over there and --?


--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP Sales and Marketing


We do that regularly on the discrete side by mixing multiple technologies into certain packs to create circuits. We have actually had recently had some opportunities to work in that with mixing up amps with discretes and various things. I think it is just -- the idea is just starting to mature at the customer. And we are seeing more an opportunity. We have integrated the units so now the discrete side is working closer with the analog side to work on these issues. I think that we will seek some more and more opportunities on that going forward as the year goes forward and as the time goes on.

They're very selective. You're basically looking for high-volume repeatable circuits. And convincing people in those areas to isolate themselves down to one vendor it sometimes takes a longer period. But we see a lot of opportunity in that area.


--------------------------------------------------------------------------------
Operator


Christopher Longiaru, Sidoti & Co.


--------------------------------------------------------------------------------
Christopher Longiaru - Sidoti & Co. - Analyst


Congratulations on the quarter. When I wanted to just get some color on here is it seems like despite the guidance for the first quarter, sales are coming down. Your gross margins are staying the same. What that leads me to believe is that your analog business is becoming more than of an ingrained part of your business. Even though it is new business, it seems like as far as product mix, whether your sales go up or down, that is staying relatively consistent as a percentage of sales. Is that correct?


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Since we don't separate, I don't know. We don't separate.


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


That is very logical. Our focus is on analog. We are saying comparable margins. We have improved our mix. We're putting more design and R&D into analog end products.


--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP Sales and Marketing


It could be a balance between the wafers being down and certain things being up too. It is a very complex -- our margin profile is very complex. So we have to work through it. And I would say that there is also good improvements in some of the discrete areas too. Some of the newer SBRs, small profile SBR devices are also adding to our margin profile. Obviously when we introduce a new product we're focusing on changing the margin profile of our product line. I think there's a lot of contributors to the consistent change.

--------------------------------------------------------------------------------
Christopher Longiaru - Sidoti & Co. - Analyst


What would be the difference between your average -- just talk about new product here -- between your average analog and average discrete component with respect to your gross margins? What is the difference in the sense of just basis points of gross margin?


--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP Sales and Marketing


I don't think we really want to isolate that. But your assumption can be that the analog gross margin will always be higher than the discrete margin. The problem with the discrete margin it might fall faster. In certain cases in small die stuff our margins on discrete could be much higher than a new product in analog. It depends on the ASPs. It depends on the package. It depends on the market. It depends on a lot of different things. I don't think -- really I think I would be misleading to try to -- I could mislead you by trying to profile that for you.


--------------------------------------------------------------------------------
Christopher Longiaru - Sidoti & Co. - Analyst


The only thing that really hasn't been asked was do give a share count, Carl?


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


Share is -- one second, we will do you the exact number. About 42.7 on a GAAP basis.


--------------------------------------------------------------------------------
Operator


Due to time we only have time for one question. Kevin Cassidy, Thomas Weisel Partners.


--------------------------------------------------------------------------------
Kevin Cassidy - Thomas Weisel Partners - Analyst


Speaking of your acquisitions, are there any technologies in particular that you see as a hole in your product lineup that you might be considering?


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


No, remember I have mentioned that in our acquisition we are really looking for synergy. So as long as there is synergy, that is what I consider. And I'm not really particularly looking for one technology spot on the pie. We look at a company typically half discrete, half analog, because that is our productline. And using -- that their product using our packaging capability. Those are very important because our value is in the packaging. So their product -- for majority of their product need to be able to utilize our packaging capability. And then helping the channel, helping the sales, those are the synergies. We take synergy into consideration, and then try to make sure it is accretive within a year. That is our acquisition strategy.


--------------------------------------------------------------------------------
Kevin Cassidy - Thomas Weisel Partners - Analyst


I guess I can ask another question. You had mentioned strength in power supplies and adapters in Asia. Were those mostly due to your new products or was it just the strong market for the power supplies and adapters?


--------------------------------------------------------------------------------
Mark King - Diodes Inc. - SVP Sales and Marketing


Definitely because of our new product. And this is a new segment for us. Really if you look at our segments we have always been relatively weak in the industrial area. The SBR product line really focuses -- it is a power product. We should see expansion over the coming years in our industrial product range based on our focus into our SBR product line. I can't -- our share or our numbers in those markets grew. I can't profess to what those markets -- we have a very small share in those products because these are newer products for us, or a newer focus for us. And so this is our expansion, and new revenue in those markets for us.

--------------------------------------------------------------------------------
Operator


At this time I'm showing we have no further questions. I would now like to turn the call over to management for closing remark.


--------------------------------------------------------------------------------
Dr. Keh-Shew Lu - Diodes Inc. - President, CEO


Thank you everybody for participating in this conference call. We had a great 2007. And we believe 2008 is going to be another great year for us. We are committed and we want to focus on our execution and get another outstanding year in 2008 for us.

And you know our target always 2X, more than 2X of market growth, and that is our challenge. We always accomplish that goal, the past several years. And we will continue using that as our target. And we believe we can [get] there. And thank you everybody to join the call.


--------------------------------------------------------------------------------
Carl Wertz - Diodes Inc. - CFO


We look forward to the same conference 90 days from now. Take care.


--------------------------------------------------------------------------------
Operator


Ladies and gentlemen, thank you for your patience. You may now disconnect.